UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

TEGO CYBER INC.
(Name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION DATED NOVEMBER 5, 2024

TEGO CYBER INC.

8565 South Eastern Avenue, Suite 150

Las Vegas, Nevada, 89123

(855) 939-0100

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

November __, 2024

This notice and the accompanying Information Statement are being distributed to the holders of record of the common stock, par value $0.001 per share (the “Common Stock”), of Tego Cyber Inc, a Nevada Corporation (the “Company”, “we” or “our”), as of the close of business on  November 15, 2024  (the “Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed notice and Information Statement is to notify the stockholders as of the Record Date (“Stockholders”) of actions approved by our Board of Directors (the “Board”)  and taken by written consent  in lieu of a meeting by the holders of a majority of our outstanding voting securities (“Majority Stockholders”) that occurred as of the Record Date (the “Written Consent”). The enclosed notice Information Statement shall be considered the notice required under Section 78.370 of the Nevada Revised Statues.

Action approved by the Written Consent:

(1)	Authorizing an amendment of our articles of incorporation (the “Articles”) to increase our authorized Common Stock from 100,000,000 to 250,000,000 (the “Share Increase Amendment”).
(2)	Authorizing an amendment of our Articles to include 25,000,000 shares of Blank Check Preferred Stock.

The Written Consent is the only stockholder approval required to effect the Share Increase Amendment under the Nevada Revised Statutes (“NRS”), which permit that any action which may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, our Articles of Incorporation, as amended, and our Bylaws. No consent or proxies are being requested from our Stockholders, and our Board is not soliciting your consent or proxy in connection with the Share Increase Amendment. The Share Increase Amendment, as approved by the Board and pursuant to the Written Consent, will only become effective if and when the Board determines to effect it but in any event not sooner than twenty (20) calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Stockholders.

The accompanying Information Statement is being furnished to all of our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, solely for the purpose of informing our stockholders of the actions to be taken by Written Consent. No action is required by you to effectuate the actions contemplated by the Actions.

The accompanying Information Statement is first being mailed to the stockholders on or about November__, 2024.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On Behalf of the Board of Directors of Tego Cyber Inc.

By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Executive Officer

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TEGO CYBER INC.

8565 South Eastern Avenue, Suite 150

Las Vegas, Nevada, 89123

(855) 939-0100

INFORMATION STATEMENT

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INTRODUCTION

This Information Statement and the preceding notice are being distributed to the holders of record of the common stock, par value $0.001 per share (the “Common Stock”) of Tego Cyber Inc., a Nevada corporation (the “Company”), as of the close of business on November 15, 2024 (the “Record Date”), in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the accompanying notice and this Information Statement is to notify the stockholders of actions approved by our Board of Directors (the “Board”) and taken by written consent in lieu of a meeting by holders of a majority of the voting power of the stockholders of the Company as of the Record Date (the “Written Consent”).

The Written Consent approved the following action:

(1)	Authorizing an amendment our articles of incorporation (the “Articles”) to increase our authorized Common Stock from 100,000,000 to 250,000,000 (the “Share Increase Amendment”).
(2)	Authorizing an amendment of our Articles to include 25,000,000 shares of Blank Check Preferred Stock.

The Written Consent is the only stockholder approval required to effect the Share Increase Amendment under the Nevada Revised Statutes, our Articles of Incorporation, as amended, and our Bylaws. No consent or proxies are being requested from our stockholders, and our Board is not soliciting your consent or proxy in connection with the Share Increase Amendment. The Share Increase Amendment, as approved by the Board and by the Company’s stockholders pursuant to the Written Consent, will only become effective if and when the Board determines to effect it but in any event not sooner than twenty (20) calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the stockholders. The form of the Share Increase Amendment is attached hereto as Appendix A.

The increase of the Company’s authorized shares of Common Stock will become effective upon the filing of the Share Increase Amendment with the Secretary of State of Nevada, which filing will occur no less than 20 days after the date of the mailing of this Information Statement to our stockholders.

The accompanying Information Statement is first being mailed to the stockholders on or about November __, 2024. The Information Statement is also available to stockholders:

•	in our filings with the Securities and Exchange Commission (the “SEC”), which you can access electronically at the SEC’s website at http://www.sec.gov; and
•	on the Company’s website at www.tegocyber.com

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

What action was taken by written consent?

We obtained consent of stockholders taken by written consent  in lieu of a meeting by the holders of a majority of our outstanding voting securities holding for the approval of an amendment to our articles of incorporation to (i) increase the number of authorized shares of Common Stock, par value $0.001 from 100,000,000 to 250,000,000.

How many shares of Common Stock were outstanding on November 15, 2024?

On November 15, 2024, the Record Date, we received the consent of the holders of more than a majority of our outstanding shares of Common Stock, there were 84,690,356 shares of Common Stock outstanding.

What vote was obtained to approve the amendment to the articles of incorporation described in this information statement?

We are not soliciting consents to approve the Certificate of Amendment. Nevada law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

We obtained the approval of the holders of approximately 50.89% of our outstanding shares of Common Stock.

Who is paying the cost of this information statement?

The Company will pay for preparing, printing and mailing this information statement. Our costs are estimated at approximately $5,000.

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AMENDMENTS TO THE ARTICLES OF INCORPORATION

the Board and the holders of a majority of our outstanding shares of Common Stock have approved an amendment to our articles of incorporation (the “Amendment”) to (i) increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000 shares, and (ii) authorize 25,000,000 shares of Blank Check Preferred Stock.  The Amendments, which will be in the form of Appendix A hereto, will be effective upon filing with the Secretary of State of the State of Nevada. The Company will file the Amendment approximately, but not less than, 20 days after the definitive information statement is mailed to stockholders.

Increase in Authorized Common Stock

Upon filing with the Nevada Secretary of State, the Amendment will effect an increase in the number of shares of the Company’s authorized Common Stock, from 100,000,000 to 250,000,000. As of November 15, 2024, 84,690,356 shares of Common Stock are issued and outstanding.

Authorize Blank Check Preferred Stock

Upon filing with the Nevada Secretary of State, the Amendment will authorize 25,000,000 shares of Blank Check Preferred Stock under the following provisions:

A.

Issuance. Shares of Blank Check Preferred Stock may be issued from time to time in one or more series as designated by the Board of Directors, each of said series to be distinctly designated. Shares of Blank Check Preferred Stock may be issued when deemed by the Board of Directors to be necessary to protect the Corporation from an actual, threatened or potential hostile or undesired takeover or takeover attempt, or may also be issued in connection with financings, asset or business acquisition or an employment agreement. All shares of any one series of the Blank Check Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers, if any, and the designations, relative preferences, participating, optional or other special rights or privileges of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

B.

Authority of the Board of Directors. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide for the issuance of the shares of the Blank Check Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors of the Corporation the voting powers, if any, and the designations, relative preferences, participating, optional or other special rights or privileges, and the qualifications, limitations or restrictions of such series, including, but without limiting the generality of the foregoing, the following:

(a)

The distinctive designation of, and the number of shares of the Blank Check Preferred Stock which shall constitute such series. The designation of a series of preferred stock need not include the words “preferred” or “preference” and may be designated “special” or other distinctive term. Unless otherwise provided in the resolution issuing such series, the number of shares of any series of the Blank Check Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the Board of Directors in the manner prescribed by law;

(b)

The rate and times at which, and the terms and conditions upon which, dividends, if any, on the Blank Check Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative and, if cumulative, the date from which such dividends shall be cumulative;

(c)

Whether the series shall be convertible into, or exchangeable for, at the option of the holders of the Blank Check Preferred Stock of such series or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, and the terms and conditions of such conversion or exchange, including provisions for the adjustment of any such conversion rate in such events as the Board of Directors shall determine;

(d)

Whether or not the Blank Check Preferred Stock of such series shall be subject to redemption at the option of the Corporation or the holders of such series or upon the happening of a specified event, and the redemption price or prices and the time or times at which, and the terms and conditions upon which, the Blank Check Preferred Stock of such series may be redeemed;

(e)

The rights, if any, of the holders of the Blank Check Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

(f)	The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Blank Check Preferred Stock of such series; and

Whether such series of the Blank Check Preferred Stock shall have full, limited or no voting powers including, without limiting the generality of the foregoing, whether such series shall have the right, voting as a series by itself or together with other series of the Blank Check Preferred Stock or all series of the Blank Check Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of the Blank Check Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

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Purpose of Increase in Authorized Common Stock

The Board believes that the increase in authorized common shares  is in the best interests of the Company and its stockholders, as it will provide the Company greater flexibility and alternatives with respect to the Company’s capital structure for various purposes including, but not limited to, additional equity financings and structuring future transactions including stock based transactions, and future issuance of shares related to our equity incentive plan designed to attract additional management and consulting talent.  The Board also believes that it would be detrimental to the Company and its stockholders if the Company were unable to issue shares of Common Stock at such times and upon terms as the Board deems necessary or appropriate. However, currently the Company has no specific plans for issuance of the additional shares of Common Stock that would become available pursuant to the Amendment.

Purpose of Blank Check Preferred Stock

The Board believes that the addition of Blank Check Preferred Stock  is in the best interests of the Company and its stockholders, as it will provide the Company greater flexibility and alternatives with respect to the Company’s capital structure for various purposes including, but not limited to, additional equity financings and structuring future transactions including stock based transactions, and future issuance of shares related to our equity incentive plan designed to attract additional management and consulting talent.  The Board also believes that it would be detrimental to the Company and its stockholders if the Company were unable to issue shares of Preferred Stock at such times and upon terms as the Board deems necessary or appropriate. The Company is currently in negotiations with investors and acquisition targets in which, the issuance of Preferred Stock may prove most beneficial to the Company and its stockholders.

Effect of the Share Increase; Possible Anti-Takeover Effects of Increase in Authorized Common and Preferred Stock

The increase in the authorized number of shares of our Common Stock and Preferred Stock will permit our Board to issue additional shares of our Common Stock and/or Preferred Stock without further approval of our stockholders, and our Board does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or exchange requirements. Our issuance of additional shares of Common Stock and/or Preferred Stock may result in dilution to our existing stockholders, and such issuances may not require stockholder approval.

We presently do not have in place provisions which may have an anti-takeover effect. The increase in the authorized number of shares of our Common Stock and Preferred Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock and Preferred Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The issuance of additional shares of our Common Stock and/or Preferred Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our Common Stock. It may also adversely affect the market price of our Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided, the market price of our Common Stock may increase.

The holders of our Common Stock are entitled to one vote for each share held of record on all matters to be voted on by our Stockholders. The Amendment would not change any of the rights, restrictions, terms or provisions relating to the Common Stock. Under the Nevada Revised Statutes, stockholders are not entitled to appraisal rights with respect to this amendment. The Company will not independently provide stockholders with any such right. Additionally, holders of Common Stock do not have any preemptive rights with respect to the issuance of Common Stock.

The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

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SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of November 15, 2024, by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the Stockholders listed below possess sole voting and investment power with respect to the shares they own.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1) (#)	Percent of Class (2) (%)
Shannon Wilkinson (3)	4,700,000	5.55%
Troy Wilkinson (4)	3,250,000	3.84%
Robert Mikkelsen (5)	2,060,000	2.43%
Michael De Valera (6)	1,181,740	1.40%
Jon Jensen (7)	400,000	0.47%
Christopher C. White (8)	208,000	0.25%
All Officers, Directors and Beneficial Owners as a Group (6 persons)	11,799,740	13.94%
AJB Capital Investments LLC (9)	5,460,000	6.45%

Except as otherwise indicated, the address of each person named in this table is c/o Tego Cyber Inc., 8565 South Eastern Avenue, Suite 150 Las Vegas, Nevada, 89123.

(1) The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. To our knowledge, except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Based on 84,690,356 issued and outstanding shares of common stock as of November 15, 2024.

(3) Shannon Wilkinson is a Director of the Company and the Company's Chief Technical offer. Her beneficial ownership includes 4,700,000 common shares directly owned.

(4) Troy Wilkinson is a Director of the Company. His beneficial ownership includes 3,250,000 common shares directly owned.

(5) Robert Mikkelsen is Chief Executive Officer and Chief Financial Officer of the Company. His beneficial ownership includes 2,060,000 common shares directly owned.

(6) Michael De Valera is a Director of the Company. His beneficial ownership includes 1,181,740 common shares directly owned.

(7) Jon Jensen is a Director of the Company. His beneficial ownership includes 400,000 common shares owned through The Jensen Trust.

(8) Christopher C. White is a Director of the Company. His beneficial ownership includes 208,000 common shares directly owned.

(9) AJB Capital Investments LLC is controlled by Ari Blaine and holds an address at 4700 Sheridan St. Ste J, Hollywood, FL 33021

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FURTHER INFORMATION

Available Information

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities & Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission at 100 F Street, N.E., Washington D.C. 20549, or may be accessed at www.sec.gov.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our transfer agent, Signature Stock Transfer Inc., 16801 Addison Road, Suite #247, Addison, Texas, 75001, or by telephone at (972) 612-4120.

If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies of the Notice in the future, please contact Signature Stock Transfer Inc. as indicated above. Beneficial stockholders can request information about householding from their nominee.

Dissenters Rights

The Stockholders have no right under Nevada Corporate Law, the Company’s Articles consistent with above, or Bylaws to dissent from any of the provisions adopted in by the Board.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above Actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Dated: November __, 2024

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Executive Officer

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APPENDIX A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

1.	Name of corporation:

TEGO CYBER INC.

2.	The articles have been amended as follows (provide article numbers, if available):

Article III is hereby amended in its entirety to read as follows:

The total number of shares of stock which the Corporation shall have the authority to issue is Two Hundred Fifty Million (250,000,000), shares of common stock, par value $0.001 per share, and ;

Twenty Five Million (25,000,000) shares of Blank Check Preferred Stock under the following provisions:
C.

Issuance. Shares of Blank Check Preferred Stock may be issued from time to time in one or more series as designated by the Board of Directors, each of said series to be distinctly designated. Shares of Blank Check Preferred Stock may be issued when deemed by the Board of Directors to be necessary to protect the Corporation from an actual, threatened or potential hostile or undesired takeover or takeover attempt, or may also be issued in connection with financings, asset or business acquisition or an employment agreement. All shares of any one series of the Blank Check Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers, if any, and the designations, relative preferences, participating, optional or other special rights or privileges of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

D.

Authority of the Board of Directors. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide for the issuance of the shares of the Blank Check Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors of the Corporation the voting powers, if any, and the designations, relative preferences, participating, optional or other special rights or privileges, and the qualifications, limitations or restrictions of such series, including, but without limiting the generality of the foregoing, the following:

(g)

The distinctive designation of, and the number of shares of the Blank Check Preferred Stock which shall constitute such series. The designation of a series of preferred stock need not include the words “preferred” or “preference” and may be designated “special” or other distinctive term. Unless otherwise provided in the resolution issuing such series, the number of shares of any series of the Blank Check Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the Board of Directors in the manner prescribed by law;

(h)

The rate and times at which, and the terms and conditions upon which, dividends, if any, on the Blank Check Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative and, if cumulative, the date from which such dividends shall be cumulative;

(i)

Whether the series shall be convertible into, or exchangeable for, at the option of the holders of the Blank Check Preferred Stock of such series or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, and the terms and conditions of such conversion or exchange, including provisions for the adjustment of any such conversion rate in such events as the Board of Directors shall determine;

(j)

Whether or not the Blank Check Preferred Stock of such series shall be subject to redemption at the option of the Corporation or the holders of such series or upon the happening of a specified event, and the redemption price or prices and the time or times at which, and the terms and conditions upon which, the Blank Check Preferred Stock of such series may be redeemed;

(k)

The rights, if any, of the holders of the Blank Check Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

(l)	The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Blank Check Preferred Stock of such series; and

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Whether such series of the Blank Check Preferred Stock shall have full, limited or no voting powers including, without limiting the generality of the foregoing, whether such series shall have the right, voting as a series by itself or together with other series of the Blank Check Preferred Stock or all series of the Blank Check Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of the Blank Check Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 50.89%.

4.	Effective date of filing (optional):Not Applicable

5.	Signature (required):	By:	/s/ Robert Mikkelsen
Chief Executive Officer

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